SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                 ____________

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



                                 July 24, 2002
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               Date of report (Date of earliest event reported)


                           Willow Grove Bancorp, Inc.
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            (Exact name of registrant as specified in its charter)


Pennsylvania                         000-49706                  80-0034942
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
of incorporation)                                          Identification No.)



Welsh and Norristown Roads, Maple Glen, Pennsylvania                  19002
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(Address of principal executive offices)                           (Zip Code)


                                (215) 646-5405
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             (Registrant's telephone number, including area code)


                                Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)






Item 5.   Other Events

     The Company's press release, dated July 24, 2002, announcing fourth quarter and year-end results, declaration of a dividend and hiring of a Chief Operating Officer is attached to this Current Report on Form 8-K as Exhibit
99.1.  This press release is incorporated in this Item 5 by reference to
Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits
          See Exhibit Index























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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    WILLOW GROVE BANCORP, INC.



Date: July 24, 2002                 By:  /s/ Frederick A. Marcell Jr.
                                         -----------------------------
                                         Frederick A. Marcell Jr.
                                         President and Chief Executive Officer































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                                EXHIBIT INDEX




Exhibit Number                                  Description
---------------                                 -----------

99.1                               Press Release dated July 24, 2002